                                 EXHIBIT 99.01


                           SERIES 1998-1 TERM SHEET


                         [Exhibit Begins on Next Page]

                              SUBJECT TO REVISION
                     SERIES TERM SHEET DATED MAY 12, 1998
                                 $763,253,000

                      FIRST USA CREDIT CARD MASTER TRUST

  $700,000,000 CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-1 $63,253,000 CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-1

                                FIRST USA BANK
                            TRANSFEROR AND SERVICER

                                 -----------

  THE OFFERED CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST USA BANK OR ANY AFFILIATE THEREOF. AN OFFERED CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE OF-FERED CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERN-MENTAL AGENCY.

  THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE OFFERED CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERED CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

  THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICI-TATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                                 -----------

SALOMON SMITH BARNEY
      BANC ONE CAPITAL MARKETS, INC.
                   BEAR, STEARNS & CO. INC.
                             CREDIT SUISSE FIRST BOSTON
                                            FIRST CHICAGO CAPITAL MARKETS, INC.

                                SUMMARY OF TERMS

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-1 Supplement to the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

Type of Securities..........  Class A Floating Rate Asset Backed
                               Certificates, Series 1998-1 (the "Class A
                               Certificates") and Class B Floating Rate
                               Asset Backed Certificates, Series 1998-1
                               (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates").

Trust Assets................  The property of the First USA Credit Card
                               Master Trust (the "Trust") includes and will include receivables (the "Receivables") arising under certain VISA/(R)/ and MasterCard/(R)/* revolving credit card accounts (the "Accounts") selected by the Transferor from a portfolio of VISA and MasterCard accounts owned by the Transferor, all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and all monies on deposit in certain bank accounts of the Trust (other than certain investment earnings on such amounts), Recoveries and any enhancement issued with respect to any series issued from time to time by the Trust (each, a "Series") which will consist of one or more classes of certificates. The benefits of any enhancement issued with respect to any other Series will not be available for the benefit of the holders of the Certificates and the holders of the certificates of other Series will not be entitled to the benefits of any enhancement for this Series.

Trustee.....................  The Bank of New York (Delaware).

Certificateholders'
Interest....................  Each of the Offered Certificates represents an undivided interest in the Trust. The
                               Trust's assets will be allocated among the Class A Certificateholders (the "Class A Certificateholders' Interest"), the Class B Certificateholders (the "Class B Certificateholders' Interest," and together with the Class A Certificateholders' Interest, the "Investor Interest"), the Excess Collateral Holders (the "Excess Collateral Holders' Interest "), the holders of other Series previously issued or issued at some future time pursuant to the Pooling and Servicing Agreement and the applicable series supplements to the Pooling and Servicing Agreement (each, a "Supplement") and the Transferor (the "Transferor Interest"), as described below.

                              The aggregate principal amount of the Class A
                               Certificateholders' Interest and the Class B
                               Certificateholders' Interest will, except as otherwise provided herein, remain fixed at $700,000,000 (the "Class A Invested Amount") and $63,253,000 (the "Class B Invested Amount"), respectively. The principal amount of the Transferor Interest will fluctuate as the amount of Receivables in the Trust changes from time to time.

--------
* VISA/(R)/ and MasterCard/(R)/ are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                              The "Excess Collateral Amount" in the initial
                               amount of $80,121,000 (which amount
                               represents 9.5% of the sum of the initial
                               Class A Invested Amount, the initial Class B
                               Invested Amount and the initial Excess
                               Collateral Amount) constitutes enhancement for the Offered Certificates. Allocations will be made to the Excess Collateral Amount and the Excess Collateral Holders will have voting and certain other rights of a subordinated class of certificates. The Excess Collateral together with the Offered Certificates are referred to herein as the "Certificates."

                              The Class A Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class A
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Certificate Rate, and the payment of principal during the amortization period to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circumstances).

                              The Class B Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class B
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Certificate Rate, and the payment of principal during the amortization period, following the final principal payment of the Class A Invested Amount to the holders of the Class A Certificates, to the extent of the Class B Invested Amount (which may be less than the aggregate unpaid principal amount of the Class B Certificates, in certain circumstances, if there has been a reduction of the Class B Invested Amount).


Receivables.................  The aggregate amount of Receivables in the
                               Accounts (including the amount of
                               Receivables in the additional Accounts added to the Trust on April 2, 1998 and May 4,
                               1998), as of the close of business on March
                               31, 1998, was $28,262,272,197, comprised of
                               $27,457,822,331 of principal Receivables and
                               $804,449,866 of finance charge Receivables.

Interest....................  Class A Certificate Rate: One-month LIBOR
                               plus   %.
                              Class B Certificate Rate: One-month LIBOR
                               plus   %.

Interest Payment Dates......  Interest on the Certificates will be distributed on the 18th day of each calendar
                               month or, if such day is not a business day,
                               on the next succeeding business day (each, a
                               "Distribution Date"), commencing June 18,
                               1998, in an amount equal to the product of
                               (a) the actual number of days in the period
                               from the preceding Distribution Date (or in
                               the case of the June 1998 Distribution Date,
                               the Closing Date) through the day preceding
                               such Distribution Date divided by 360, (b)
                               the Class A Certificate Rate or the Class B
                               Certificate Rate, as applicable, and (c) the
                               outstanding principal amount of the Class A
                               Certificates or the outstanding principal
                               amount of the Class B Certificates, as
                               applicable, as of the last day of the
                               preceding calendar month (or, in the case of
                               the June 1998 Distribution Date, as of the
                               Closing Date). "LIBOR" means the London
                               interbank offered quotations for one-month
                               United States dollar deposits prevailing on
                               the date that LIBOR is determined. The
                               Trustee will determine LIBOR on May   , 1998
                               for the period from the Closing Date through June 17, 1998 and on the second business day prior to each Distribution Date thereafter for the period from and including such Distribution Date through the day preceding the next succeeding Distribution Date.

Principal...................  The principal of the Class A Certificates and the Class B Certificates is scheduled to be
                               paid on the Class A Expected Final Payment
                               Date and the Class B Expected Final Payment
                               Date, respectively, but may be paid earlier
                               or later under certain circumstances.
Class A Expected Final
 Payment Date...............  The May 2003 Distribution Date.

Class B Expected Final
 Payment Date...............  The May 2003 Distribution Date.

Stated Series Termination
Date........................  The final distribution of principal and interest on the Certificates will be made no later than the January 2006 Distribution Date (the "Stated Series Termination Date"). After the Stated Series Termination Date, the Trust will have no further obligation to pay principal or interest on the Certificates.

Subordination of the Class
 B Certificates and the
 Excess Collateral..........  The Class B Certificateholders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the Excess Collateral Holders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class B Certificates. If the Excess Collateral Amount is reduced to zero, the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collections of finance charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced.

ERISA Considerations........  If certain conditions are satisfied, including that upon completion of the public offering thereof interests in the Class A Certificates are held by 100 or more persons independent of the Transferor and each other, the Class A Certificates should qualify as "publicly offered securities" for purposes of the "plan assets regulation" issued by the Department of Labor. In such event, the purchase and holding of Class A Certificates by an employee benefit plan

                               (or other entity deemed to hold assets of such a plan) would not cause the assets of the Trust to be deemed "plan assets" of any such plan subject to the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended. Further information regarding the status of the Class A Certificates as publicly offered securities will be provided in the Prospectus Supplement. Accordingly, plan investors contemplating the purchase of Class A Certificates should consult their counsel and review "ERISA Considerations" in the Prospectus and "Summary of Terms--ERISA Considerations" in the Prospectus Supplement prior to making any purchase of Class A Certificates.

                              The Underwriters currently do not expect the
                               Class B Certificates to qualify as publicly offered securities and, accordingly, the Class B Certificates may not be purchased by employee benefit plans (or entities deemed to hold assets of such plans, including without limitation any insurance company general account deemed to hold plan assets by reason of a plan's investment in the general account).

Certificate Ratings.........  It is a condition to the issuance of the
                               Class A Certificates that they be rated in the highest rating category by at least one nationally recognized statistical rating organization (each such rating organization, a "Rating Agency").

                              It is a condition to the issuance of the
                               Class B Certificates that they receive a rating of at least "A" or its equivalent by at least one Rating Agency.

Listing.....................  Application will be made to list the Offered
                               Certificates on the Luxembourg Stock
                               Exchange.

                              RECENT DEVELOPMENTS

  The Bank has received preliminary approval from the Office of the Comptroller of the Currency to convert to a national bank charter. It is anticipated that this conversion will be completed in the second quarter of 1998. In addition, BANC ONE CORPORATION ("BANC ONE") may seek regulatory approval to expand the operations of the Bank beyond the credit card business. As a result of the merger of First USA, Inc. with and into BANC ONE on June 27, 1997 (the "FUSA/BANC ONE Merger"), the Bank is now an indirect wholly-owned subsidiary of BANC ONE.

  BANC ONE and First Chicago NBD Corporation ("FCN"), together with Hornet Reorganization Corporation, have entered into an Agreement and Plan of Reorganization, dated as of April 10, 1998 (as the same may be amended or otherwise modified from time to time, the "BANC ONE/FCN Agreement"), pursuant to which BANC ONE and FCN will be merged into a new corporation ("Newco") organized to effect the merger (the "BANC ONE/FCN Merger"). Newco will be the surviving corporation in the BANC ONE/FCN Merger, at which time the separate corporate existence of BANC ONE and FCN will cease, provided that Newco will be renamed BANC ONE CORPORATION. The BANC ONE/FCN Merger is subject to the satisfaction of the terms and conditions stated in the BANC ONE/FCN Agreement, which include the approval of the respective shareholders of BANC ONE and FCN and certain regulatory approvals. Subject to the satisfaction of such terms and conditions stated in the BANC ONE/FCN Agreement, the BANC ONE/FCN Merger is targeted to be completed in the fourth quarter of 1998.

                       THE BANK'S CREDIT CARD PORTFOLIO

  The following tables set forth the delinquency and loss experience for each of the periods shown for the portfolio of VISA and MasterCard credit card accounts serviced by the Bank other than certain accounts that were not designated to have their receivables included in the Trust and which represented less than 1% of the accounts serviced by the Bank as of March 31, 1998 (the "Bank Portfolio"). In 1997 the Bank changed its charge-off policy to align it with that of BANC ONE. For the Trust, this change in charge-off policy was implemented over the course of a six month period which began in July 1997 and ended in December 1997. The Bank will now generally charge off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due. Receivables Delinquent 95 or more days and Net Losses in the following tables have been restated to reflect this change in charge-off policy for each of the periods shown.

  As of the close of business on March 31, 1998, the Receivables in the Trust Portfolio (including the Receivables in the additional Accounts added to the Trust on April 2, 1998 and May 4, 1998) represented approximately 98.6% of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with lower delinquency and loss rates than the average accounts in the Trust Portfolio which are generally more seasoned. Therefore, the actual delinquency and loss experience with respect to the Receivables in the Trust Portfolio may be different from that set forth below. There can be no assurance that the delinquency and loss experience for the Trust Portfolio will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected below.

                            DELINQUENCY EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                                                         AS OF DECEMBER 31, (1)
                           THREE MONTHS ENDED    -----------------------------------------------------------------------
                             MARCH 31, 1998               1997                    1996                    1995
                         ----------------------- ----------------------- ----------------------- -----------------------
                                     PERCENTAGE              PERCENTAGE              PERCENTAGE              PERCENTAGE
                                      OF TOTAL                OF TOTAL                OF TOTAL                OF TOTAL
                         RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES
                         ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Receivables
 Outstanding(2)........  $28,660,853   100.00%   $28,888,003   100.00%   $22,119,202   100.00%   $17,411,514   100.00%
                         ===========   ======    ===========   ======    ===========   ======    ===========   ======
Receivables Delinquent:
 35-64 days............  $   404,736     1.41%   $   425,464     1.47%   $   359,275     1.62%   $   219,240     1.26%
 65-94 days............      273,669     0.95        275,747     0.96        250,468     1.13        130,088     0.75
 95 or more days(3)....      580,926     2.03        584,050     2.02        475,115     2.15        231,315     1.32
                         -----------   ------    -----------   ------    -----------   ------    -----------   ------
 Total.................  $ 1,259,331     4.39%   $ 1,285,261     4.45%   $ 1,084,858     4.90%   $   580,643     3.33%
                         ===========   ======    ===========   ======    ===========   ======    ===========   ======

--------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the FUSA/BANC ONE Merger.
(2) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts.
(3) The amount of Receivables Delinquent 95 or more days for each of the periods shown is stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

                                LOSS EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                            THREE MONTHS
                               ENDED          YEAR ENDED DECEMBER 31, (1)
                              MARCH 31,   -------------------------------------
                                1998         1997         1996         1995
                            ------------  -----------  -----------  -----------
Average Receivables
 Outstanding(2)............ $28,886,506   $24,918,928  $18,986,458  $13,497,080
Gross Charge-Offs(3).......     419,152     1,350,863      895,267      416,406
Gross Charge-Offs as a
 percentage of Average
 Receivables
 Outstanding(4)............        5.88%         5.42%        4.72%        3.09%
Recoveries(5)..............      45,062       122,234       61,787       23,597
Net Losses(5)..............     374,090     1,228,629      833,480      392,809
Net Losses as a percentage
 of Average Receivables
 Outstanding(4)............        5.25%         4.93%        4.39%        2.91%

--------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the FUSA/BANC ONE Merger.
(2) Average Receivables Outstanding is the average daily receivables during the periods indicated.
(3) Gross Charge-Offs are principal charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes.
(4) Annualized.
(5) Recoveries are included in the Trust as of July 1, 1996. Net Losses for each of the periods shown are stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

SUMMARY OF MONTHLY PAYMENT RATES

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                       CARDHOLDER MONTHLY PAYMENT RATES
                                BANK PORTFOLIO

                                                               YEAR ENDED
                                              THREE MONTHS    DECEMBER 31,
                                                 ENDED      -------------------
                                             MARCH 31, 1998 1997   1996   1995
                                             -------------- -----  -----  -----
Lowest Month................................     13.38%     11.73% 10.16%  9.86%
Highest Month...............................     15.49      14.99  11.86  11.73
Monthly Average.............................     14.24      13.03  11.18  10.90

RECEIVABLE YIELD CONSIDERATIONS

  The portfolio yield on the Bank Portfolio for each of the three years contained in the period ended December 31, 1997 and for the three months ended March 31, 1998 is set forth in the table below. The portfolio yields in the table are calculated on an accrual basis. The portfolio yield on Receivables included in the Trust is calculated on a cash basis. Portfolio yields calculated on an accrual basis may differ from portfolio yields calculated on a cash basis due to (a) a lag between when finance charges and fees are charged to cardholder accounts and when such finance charges and fees are collected and (b) finance charges and fees that are not ultimately collected from the cardholder. However, during the three years contained in the period ended December 31, 1997 and for the three months ended March 31, 1998, portfolio yield on an accrual basis approximated portfolio yield on a cash basis. Portfolio yield on both an accrual and a cash basis will also be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the Annual Membership Fees and Other Charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur Periodic Finance Charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange allocated to the Trust with respect to the Receivables may vary from the amounts included in the table below because Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to Periodic Finance Charges, Annual Membership Fees and Other Charges, as Discount Receivables.

                                PORTFOLIO YIELD
                                BANK PORTFOLIO

                                        THREE MONTHS  YEAR ENDED DECEMBER 31,
                                           ENDED      -------------------------
                                       MARCH 31, 1998  1997     1996     1995
                                       -------------- -------  -------  -------
Average account monthly accrued fees
 and charges (1)(2)..................      $40.03      $39.90  $ 36.82   $32.35
Average account balance(3)...........       2,844       2,959    2,799    2,580
Portfolio yield from fees and charges
 (1)(4)..............................       16.89%      16.18%   15.79%   15.04%

--------
(1) Fees and charges are comprised of Periodic Finance Charges, Interchange, Annual Membership Fees and Other Charges.
(2) Average account monthly accrued fees and charges are presented net of adjustments made pursuant to the Bank's normal servicing procedures, including removal of incorrect or disputed Periodic Finance Charges, and include Interchange.
(3) Average account balance includes Purchases, Cash Advances and accrued and unpaid Periodic Finance Charges, Annual Membership Fees and Other Charges and is calculated based on the average of the month end balances for accounts with balances.
(4) Annualized.

  The increase in portfolio yield for the years ended December 31, 1996 and December 31, 1997 and for the three months ended March 31, 1998 reflects changes in the overall pricing distribution of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with a greater proportion of Receivables arising pursuant to direct solicitations of low-rate, no annual fee credit cards, with on average a lower introductory rate, than the average accounts in the Trust Portfolio, which are more seasoned. Therefore, the actual portfolio yield with respect to the Receivables in the Trust Portfolio may be different from that set forth above.

                                THE RECEIVABLES

  The Receivables in the Accounts selected from the Bank Portfolio included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio") (including the additional Accounts added to the Trust on April 2, 1998 and May 4, 1998), as of the close of business on March 31, 1998, consisted of $27,457,822,331 of principal Receivables and $804,449,866 of finance charge Receivables. On the Closing Date, the
Transferor will deposit $     into the Finance Charge Account, which will be
applied as collections of finance charge Receivables received during the initial Monthly Period and allocated to Series 1998-1. The Accounts, including such additional Accounts, had an average principal Receivable balance of $1,619 (including accounts with a zero balance) and an average credit limit of $8,328. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 20.0%.

  As of March 31, 1998, cardholders whose Accounts are included in the Trust Portfolio, including such additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of March 31, 1998, 74% of the Accounts, including such additional Accounts, were premium accounts and 26% were standard accounts, and the aggregate principal Receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal Receivables, were 85% and 15%, respectively.

  The following tables summarize the Trust Portfolio (including the additional Accounts added to the Trust on April 2, 1998 and May 4, 1998) by various criteria as of the close of business on March 31, 1998. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                        COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                    PERCENTAGE OF
        ACCOUNT           NUMBER OF  NUMBER OF     AMOUNT OF     TOTAL AMOUNT OF
     BALANCE RANGE         ACCOUNTS   ACCOUNTS    RECEIVABLES      RECEIVABLES
     -------------        ---------- ---------- ---------------  ---------------
Credit Balance..........     296,058     1.7%   $   (57,932,055)       (0.2)%
No Balance..............   6,948,510    41.0                  0         0.0
$0.01 to $2,000.00......   5,136,444    30.3      3,202,363,502        11.3
$2,000.01 to $5,000.00..   2,595,140    15.3      9,117,892,489        32.3
$5,000.01 to $10,000.00.   1,617,614     9.5     11,232,484,895        39.7
$10,000.01 or More......     362,692     2.2      4,767,463,366        16.9
                          ----------   -----    ---------------       -----
    TOTAL...............  16,956,458   100.0%   $28,262,272,197       100.0%
                          ==========   =====    ===============       =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
         CREDIT           NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       LIMIT RANGE         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
       -----------        ---------- ---------- --------------- ---------------
$0.00 to $2,000.00.......  1,427,432     8.4%   $   546,374,185        1.9%
$2,000.01 to $5,000.00...  4,141,480    24.4      5,485,929,965       19.4
$5,000.01 to $10,000.00..  6,422,914    37.9     11,314,570,724       40.0
$10,000.01 or More.......  4,964,632    29.3     10,915,397,323       38.7
                          ----------   -----    ---------------      -----
    TOTAL................ 16,956,458   100.0%   $28,262,272,197      100.0%
                          ==========   =====    ===============      =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                     PERCENTAGE
  PERIOD OF DELINQUENCY               OF TOTAL                   PERCENTAGE OF
   (DAYS CONTRACTUALLY    NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       DELINQUENT)         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
  ---------------------   ---------- ---------- --------------- ---------------
Not Delinquent........... 16,367,144    96.5%   $25,678,470,686       90.8%
Up to 34 Days............    343,361     2.0      1,354,182,545        4.8
35 to 64 Days............     86,154     0.5        394,004,942        1.4
65 to 94 Days............     53,396     0.3        267,319,915        1.0
95 or More Days .........    106,403     0.7        568,294,109        2.0
                          ----------   -----    ---------------      -----
    TOTAL................ 16,956,458   100.0%   $28,262,272,197      100.0%
                          ==========   =====    ===============      =====

                         COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
                          NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
           AGE             ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
           ---            ---------- ---------- --------------- ---------------
Less than or equal to 6
 Months..................  3,404,801    20.1%   $ 4,917,772,749       17.4%
Over 6 Months to 12
 Months..................  3,423,810    20.2      5,319,569,091       18.8
Over 12 Months to 24
 Months..................  2,828,449    16.7      4,778,789,601       16.9
Over 24 Months to 36
 Months..................  2,850,301    16.8      5,595,317,133       19.8
Over 36 Months to 48
 Months..................  2,018,548    11.9      3,751,866,807       13.3
Over 48 Months to 60
 Months..................  1,111,281     6.6      1,786,977,395        6.3
Over 60 Months...........  1,319,268     7.7      2,111,979,421        7.5
                          ----------   -----    ---------------      -----
    TOTAL................ 16,956,458   100.0%   $28,262,272,197      100.0%
                          ==========   =====    ===============      =====

                    COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
                          NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
          STATE            ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
          -----           ---------- ---------- --------------- ---------------
Alabama..................    185,483     1.1%   $   331,601,565        1.2%
Alaska...................     39,099     0.2         84,140,574        0.3
Arizona..................    293,222     1.7        508,090,909        1.8
Arkansas.................    141,400     0.8        225,436,800        0.8
California...............  2,074,717    12.2      3,848,079,937       13.6
Colorado.................    290,663     1.7        495,852,450        1.8
Connecticut..............    248,313     1.5        424,350,047        1.5
Delaware.................     54,998     0.3         78,412,231        0.3
District of Columbia.....     32,553     0.2         60,386,591        0.2
Florida..................  1,117,005     6.6      1,850,229,653        6.5
Georgia..................    385,629     2.3        722,052,611        2.6
Hawaii...................     76,193     0.4        146,039,927        0.5
Idaho....................     76,561     0.5        128,154,949        0.5
Illinois.................    791,745     4.7      1,235,420,013        4.4
Indiana..................    271,243     1.6        414,907,970        1.5
Iowa.....................     23,715     0.1         30,802,178        0.1
Kansas...................    163,443     1.0        257,938,680        0.9
Kentucky.................    193,104     1.1        284,079,848        1.0
Louisiana................    320,315     1.9        498,182,991        1.8
Maine....................     71,879     0.4        110,939,693        0.4
Maryland.................    376,938     2.2        677,181,445        2.4
Massachusetts............    558,829     3.3        781,834,409        2.8
Michigan.................    563,311     3.3        947,781,421        3.4
Minnesota................    237,356     1.4        330,206,419        1.2
Mississippi..............    116,273     0.7        193,193,980        0.7
Missouri.................    321,819     1.9        490,861,626        1.7
Montana..................     64,310     0.4        104,250,777        0.4
Nebraska.................    106,325     0.6        142,734,578        0.5
Nevada...................    134,223     0.8        263,032,648        0.9
New Hampshire............     80,807     0.5        131,707,606        0.5
New Jersey...............    656,851     3.9      1,047,667,394        3.7
New Mexico...............    110,603     0.7        181,342,032        0.6
New York.................  1,241,164     7.3      2,066,010,510        7.3
North Carolina...........    347,485     2.0        592,914,091        2.1
North Dakota.............     38,173     0.2         52,016,008        0.2
Ohio.....................    696,099     4.1      1,079,530,646        3.8
Oklahoma.................    273,564     1.6        421,964,018        1.5
Oregon...................    237,802     1.4        412,102,281        1.5
Pennsylvania.............    754,545     4.4      1,047,224,842        3.7
Rhode Island.............     74,189     0.4        114,585,065        0.4
South Carolina...........    167,571     1.0        275,758,259        1.0
South Dakota.............     40,244     0.2         61,229,154        0.2
Tennessee................    203,922     1.2        331,382,254        1.2
Texas....................  1,478,894     8.7      2,668,042,214        9.4
Utah.....................    112,935     0.7        173,069,156        0.6
Vermont..................     37,190     0.2         57,833,694        0.2
Virginia.................    441,234     2.6        778,009,091        2.8
Washington...............    397,558     2.3        746,862,178        2.6
West Virginia............     97,879     0.6        153,626,041        0.5
Wisconsin................     61,557     0.5         77,125,182        0.2
Wyoming..................     33,996     0.3         51,652,951        0.1
Other U.S. territories
 and possessions.........     41,532     0.3         74,440,610        0.2
                          ----------   -----    ---------------      -----
  TOTAL.................. 16,956,458   100.0%   $28,262,272,197      100.0%
                          ==========   =====    ===============      =====

  Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of March 31, 1998 were in California, Texas, New York, Florida and Illinois, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.